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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                               ________________

                                   Form 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              __________________


     Date of Report (Date of earliest event reported): December 17, 1999
                              (December 12, 1999)

                                RCN Corporation
                    ---------------------------------------------
            (Exact name of Registrant as specified in its charter)


  Delaware                             0-22825                      22-3498533
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
   of incorporation or                                   Identification Number)
    organization)

                              105 Carnegie Center
                              Princeton, NJ 08540
                    ---------------------------------------
                    (Address of principal executive office)


                                (609) 734-3700
                             ----------------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                      ----------------------------------
      (Former name, former address and former fiscal year, if applicable)
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Item 5. Other Events

     The registrant has announced that it has entered into a definitive agreement with respect to the acquisition of 21st Century Telecom Group, Inc. Pro forma financial statements of RCN Corporation and financial statements for 21st Century Telecom Group, Inc. are filed as Exhibit 99.1 hereto.

Item 7. Exhibits

23.1    Consent of Independent Accountants for 21st Century Telecom Group, Inc.
99.1    Index to Financial Statements

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RCN Corporation



                                        By: /s/ John J. Jones
                                           -----------------------------
                                            John J. Jones
                                            Executive Vice President,
                                            General Counsel, Corporate
                                            Secretary
Date: December 17, 1999